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                                                                  EXHIBIT (4f)

                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                               RUSSELL CORPORATION

                         and certain of its Subsidiaries

                                   in favor of

                              WACHOVIA BANK, N.A.,
                               as Collateral Agent

                          Dated as of December 14, 2001

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                                Table of Contents

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
    SECTION 1.    DEFINED TERMS...................................................................................    2
         1.1      Definitions.....................................................................................    2
         1.2      Other Definitional Provisions..................................................................    10

    SECTION 2.    Guarantee......................................................................................    11
         2.1      Guarantee......................................................................................    11
         2.2      Right of Contribution..........................................................................    12
         2.3      No Subrogation.................................................................................    12
         2.4      Amendments, etc. with respect to the Borrower Obligations......................................    12
         2.5      Guarantee Absolute and Unconditional...........................................................    13
         2.6      Reinstatement..................................................................................    13
         2.7      Payments.......................................................................................    14

    SECTION 3.    GRANT OF SECURITY INTEREST.....................................................................    14

    SECTION 4.    REPRESENTATIONS AND WARRANTIES.................................................................    15
         4.1      Title; No Other Liens..........................................................................    15
         4.2      Perfected First Priority Liens.................................................................    15
         4.3      Jurisdiction of Organization; Chief Executive Office...........................................    16
         4.4      Inventory and Equipment........................................................................    16
         4.5      Farm Products..................................................................................    16
         4.6      Investment Property............................................................................    16
         4.7      Receivables....................................................................................    16
         4.8      Intellectual Property..........................................................................    16
         4.9      Guarantor Representations......................................................................    16

    SECTION 5.    COVENANTS......................................................................................    17
         5.1      Delivery of Instruments, Certificated Securities and Chattel Paper.............................    17
         5.2      Maintenance of Insurance.......................................................................    17
         5.3      Payment of Obligations.........................................................................    18
         5.4      Maintenance of Perfected Security Interest; Further Documentation..............................    18
         5.5      Changes in Locations, Name, etc................................................................    19
         5.6      Notices........................................................................................    19
         5.7      Investment Property............................................................................    19
         5.8      Intellectual Property..........................................................................    20
         5.9      Additional Collateral, etc.....................................................................    21
         5.10     Company Covenants..............................................................................    23

    SECTION 6.    REMEDIAL PROVISIONS............................................................................    24
         6.1      Certain Matters Relating to Receivables........................................................    24
         6.2      Communications with Obligors; Grantors Remain Liable...........................................    24
         6.3      Pledged Stock..................................................................................    25
         6.4      Intellectual Property..........................................................................    26
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
         6.5      Proceeds to be Turned Over To Collateral Agent.................................................    26
         6.6      Application of Proceeds........................................................................    26
         6.7      Code and Other Remedies........................................................................    27
         6.8      Certain Restrictions on the Public Sale of Pledged Stock.......................................    27
         6.9      Deficiency.....................................................................................    28

    SECTION 7.    THE COLLATERAL AGENT...........................................................................    28
         7.1      Collateral Agent's Appointment as Attorney-in-Fact, etc........................................    28
         7.2      Duty of Collateral Agent.......................................................................    29
         7.3      Execution of Financing Statements..............................................................    30
         7.4      Authority of Collateral Agent..................................................................    30

    SECTION 8.    MISCELLANEOUS..................................................................................    30
         8.1      Amendments in Writing..........................................................................    30
         8.2      Notices........................................................................................    30
         8.3      No Waiver by Course of Conduct; Cumulative Remedies............................................    31
         8.4      Expenses; Indemnification......................................................................    31
         8.5      Successors and Assigns.........................................................................    32
         8.6      Set-Off........................................................................................    32
         8.7      Counterparts...................................................................................    33
         8.8      Severability...................................................................................    33
         8.9      Section Headings...............................................................................    33
         8.10     Integration....................................................................................    33
         8.11     GOVERNING LAW..................................................................................    33
         8.12     Submission To Jurisdiction; Waivers............................................................    33
         8.13     Acknowledgements...............................................................................    34
         8.14     Additional Grantors............................................................................    34
         8.15     Releases.......................................................................................    34
         8.16     WAIVER OF JURY TRIAL...........................................................................    35

    SCHEDULES

    Schedule 1    Notice Addresses                                                                                   38
    Schedule 2    Investment Property                                                                                39
    Schedule 3    Perfection Matters                                                                                 45
    Schedule 4    Jurisdictions of Organization and Chief Executive Offices                                          50
    Schedule 5    Inventory and Equipment Locations                                                                  51
    Schedule 6    Intellectual Property                                                                              56

                       GUARANTEE AND COLLATERAL AGREEMENT

         GUARANTEE AND COLLATERAL AGREEMENT, dated as of December 14, 2001, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of WACHOVIA BANK, N.A., as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).

                              W I T N E S S E T H:

         WHEREAS, Russell Corporation, an Alabama corporation (the "Company"), and certain of its subsidiaries are parties to the Transaction Documents (as defined below), pursuant to which the Secured Parties have made extensions of credit to the Company and such subsidiaries;

         WHEREAS, the Company has requested that the Secured Parties agree to certain modifications to the Transaction Documents and to continue making loans and other financial accommodations available to the Company;

         WHEREAS, the Company is a member of an affiliated group of companies that includes each other Grantor;

         WHEREAS, the proceeds of the extensions of credit under the Transaction Documents have been and will be used in part to enable the Company to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

         WHEREAS, the Company and the other Grantors are engaged in related businesses, and each Grantor has derived and will continue to derive substantial direct and indirect benefit from the extensions of credit under the Transaction Documents; and

         WHEREAS, it is a condition precedent to the agreement of the Secured Parties to make the requested modifications to the Transaction Documents and to continue making loans and other financial accommodations available to the Company that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties;

         NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Secured Parties to make the requested modifications to the Transaction Documents and to continue making loans and other financial accommodations available to the Company, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

                            SECTION 1. DEFINED TERMS

         1.1 Definitions. (a) The following terms are used herein as defined in the UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Supporting Obligations.

         (b) The following terms shall have the following meanings:

                  "1992 Notes": the Notes issued by the Company, pursuant to, and as defined in, the Note Agreements each dated as of December 1, 1992, in the original aggregate principal amount of $75,000,000 due August 31, 2002, the holders of which are Teachers, AllState, Connecticut General, and Prudential.

                  "1995 Notes": the Notes issued by the Company, pursuant to, and as defined in, the Note Agreement dated as of December 7, 1995, in the original principal amount of $100,000,000 due November 30, 2008, the sole holder of which is Prudential.

                  "1997 Notes": the Notes issued by the Company, pursuant to, and as defined in, the Note Agreement dated as of August 28, 1997, in the original principal amount of $125,000,000 due August 28, 2007, the sole holder of which is Prudential.

                  "Actionable Default": an Event of Default under any Transaction Document (other than one resulting solely from an Event of Default under any Security Documents that is waived by Collateral Agent at the direction of the Required Secured Parties) in consequence of which a Secured Party is authorized to accelerate the maturity and demand payment of the outstanding Secured Debt owing to it under such Transaction Document.

                  "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Aliant": Aliant Bank.

                  "AllState": AllState Life Insurance Company.

                  "AmSouth": AmSouth Bank.

                  "Bank": any bank that is a Revolver Bank or a Cash Management Services Provider.

                  "Borrower": each of the Company and Russell Europe Limited.

                  "Borrower Obligations": with respect to each Borrower, the collective reference to the unpaid principal of and interest on the Secured Debt and all other obligations and liabilities of such Borrower (including, without limitation, interest accruing at the then applicable rate provided in the applicable Transaction Documents after the maturity of the Secured Debt and interest accruing at the then applicable rate provided in the applicable Transaction Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post


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-filing or post-petition interest is allowed in such proceeding) to the
Collateral Agent or any Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Transaction Document, this Agreement, the other Security Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by such Borrower pursuant to the terms of any of the foregoing agreements).

                  "Business Day": any day except a Saturday, Sunday, or any other day on which commercial banks in Georgia and New York are authorized by law to close.

                  "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                  "Cash Management Agreements": any and all agreements between an Obligor, on the one hand, and any Cash Management Services Provider, on the other hand, whether now or hereafter in effect, pursuant to which such Cash Management Services Provider provides Cash Management Services.

                  "Cash Management Obligations": the liabilities and obligations of any Obligor to any Bank that arises out of or relates to any depository account relationship or other cash management services provided by a bank (including any lockbox, dominion account, wire transfer, or ACH privileges).

                  "Cash Management Services": the cash management services for operating, collection, payroll and trust accounts of the Company and/or its Subsidiaries provided by any Cash Management Services Provider and/or its affiliates, including automatic clearinghouse services, control disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services, and wire transfer services.

                  "Cash Management Services Provider": any Creditor or affiliate thereof which provides Cash Management Services to the Company and/or any of its Subsidiaries under any of the Cash Management Agreements or otherwise relating to any of the Cash Management Services, in its capacity as the provider of such services.

                  "Chase": JPMorgan Chase Bank (formerly The Chase Manhattan
Bank).

                  "Chase Swaps": the foreign exchange forward rate agreements provided to the Company by Chase pursuant to the ISDA Master Agreement and Schedules dated as of July 24, 2001.

                  "Collateral Agent": Wachovia, in its capacity as collateral agent for Secured Parties under the Intercreditor Agreement and the Security Documents, together with its successors in such capacity.


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                  "Collateral Reserve Account": an account established at
Wachovia for the purpose of receiving payments or proceeds to be held, invested, and distributed in accordance with the terms of this Agreement.

                  "Collateral":  as defined in Section 3.

                  "Comerica":  Comerica Bank.

                  "Connecticut General": Connecticut General Life Insurance Company.

                  "Consolidated Operating Profits": for any period, the Operating Profits of the Company and its Consolidated Subsidiaries.

                  "Consolidated Total Assets": at any time, the total assets of the Company and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Company and its Consolidated Subsidiaries, prepared in accordance with GAAP.

                  "Consolidated Subsidiary": at any date, any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Company in its consolidated financial statements as of such date.

                  "Copyrights": (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                  "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule
6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Creditors": each Bank, the Swaps Lender, each Letter of Credit Issuer, each Noteholder and Term Lender.

                  "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

                  "Documentation Agent": First Union, in its capacity as documentation agent under the Revolver Bank Documents.

                  "Dollars": and the sign "$" lawful money of the United States of America.

                  "Domestic Subsidiary": any Subsidiary of the Company organized under the laws of any jurisdiction within the United States of America.


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                  "Elcatex": Elasticos Centroamericanos Textiles, S.A. de C.V.

                  "Elcatex Guarantee": the Guarantee Agreement, dated as of August 4, 2000, from the Company in favor of SunTrust.

                  "Environmental Indemnity Agreement": the Environmental Indemnity Agreement, dated as of December 14, 2001, among the Company, Cross Creek Apparel, LLC, DeSoto Mills, Inc. and the Collateral Agent.

                  "Environmental Laws": as defined in the Environmental Indemnity Agreement.

                  "Event of Default": any event or condition that constitutes an event of default or equivalent event under any of the Transaction Documents or Security Documents.

                  "Excluded Domestic Subsidiary": any Domestic Subsidiary that is not a Significant Domestic Subsidiary.

                  "First Union": First Union National Bank, a national bank.

                  "First Union Letters of Credit": the letters of credit at any time issued by First Union for the account of one or more Obligors and for the benefit of a supplier of Obligors.

                  "Fiscal Quarter": any fiscal quarter of the Company.

                  "Foreign Subsidiary": any Subsidiary of the Company organized under the laws of any jurisdiction outside the United States of America.

                  "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

                  "Governmental Authority": the government of the United States of America, any other nation or political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Transaction Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Security Document).

                  "Guarantors": the collective reference to each Grantor other than the Company.

                  "Insolvency Proceeding": any action, case, or proceeding commenced by or against a Person, or any agreement of such Person, for (i) the entry of an order for relief under any chapter of the United States Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal, or foreign); (ii) the appointment of a receiver, trustee, liquidator, or other custodian for such Person or any part of its properties; (iii) an assignment or trust mortgage for the benefit of creditors of such Person; or (iv) the liquidation, dissolution, or winding up of the affairs of such Person.

                  "Insurance Proceeds": the proceeds of any property or casualty insurance covering any of the Collateral.

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property arising under United States law, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Intercompany Note": any promissory note evidencing loans made by any Grantor to the Company or any of its Subsidiaries.

                  "Intercreditor Agreement": the Intercreditor and Agency Agreement, dated as of December 14, 2001, among the Secured Parties and the Collateral Agent.

                  "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(50) of the UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes, all Pledged Stock and all Pledged Bonds.

                  "Issuers": the collective reference to each issuer of any Investment Property.

                  "Letter of Credit Issuer": each of (i) First Union in its capacity as the issuer of the First Union Letters of Credit and (ii) SunTrust in its capacity as issuer of the SunTrust Letters of Credit.

                  "Letters of Credit": the First Union Letters of Credit and the SunTrust Letters of Credit.

                  "LC Obligations": on any date of determination thereof, an amount (in Dollars) equal to the sum of (i) all amounts then due and payable by any Obligor on such date by reason of any payment made on or before such date by the issuer of a Letter of Credit, plus (ii) the aggregate undrawn amount of all Letters of Credit then outstanding.

                  "Lien": any interest in any property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based upon common law, a statute or contract, including (i) any lien, security interest or security title arising from a mortgage, deed of trust, deed to secure debt, pledge, security agreement, conditional sale, consignment, lease, or bailment for security purposes; (ii) liens obtained by judgment or in any judicial proceeding; and (iii) liens conferred or authorized in any Insolvency Proceeding.

                  "Mortgage": a mortgage, deed of trust, deed to secure debt, or other agreement executed by an Obligor to grant and convey to Collateral Agent a Lien upon any interest in real property of an Obligor.

                  "Note Agreements": the note agreements pursuant to which the 1992 Notes, the 1995 Notes and the 1997 Notes were issued.

                  "Noteholders": the holders of the 1992 Notes, 1995 Notes, and 1997 Notes.

                  "Notes": 1992 Notes, 1995 Notes, and 1997 Notes.

                  "Obligations": (i) in the case of each Borrower, its Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

                  "Obligors": the Borrowers and the Guarantors.

                  "Operating Profits": as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

                  "Party": a Person who is, on the date hereof, or thereafter becomes a party to this Agreement.

                  "Patents": (i) all letters patent of the United States, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6,
(ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

                  "Person": an individual, a partnership, a joint venture, a corporation, a limited liability corporation or partnership, a trust, limited liability company, an unincorporated organization and a government or any department or agency thereof.

                  "Pledged Bonds": the Industrial Development Revenue Bonds, listed on Schedule 2.

                  "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                  "Pledged Stock": the shares of Capital Stock listed on
Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividend or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                  "Properties": the facilities and properties owned, leased or operated by the Company and its Subsidiaries.

                  "Prudential": The Prudential Insurance Company of America.

                  "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                  "Requirement of Law": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Revolver Administrative Agent": Wachovia, in its capacity as administrative agent for the Revolver Banks.

                  "Revolver Agents": the Revolver Administrative Agent, Syndication Agent, and Documentation Agent.

                  "Revolver Bank Documents": the Revolver Credit Agreement and all other instruments and agreements evidencing or securing loans and other extensions of credit made by Revolver Banks to Revolver Borrowers under the Revolver Credit Agreement.

                  "Revolver Banks": each "Bank" from time to time as such term is defined in the Revolver Credit Agreement, which as of the date hereof, is Wachovia, SunTrust, First Union, AmSouth Bank, Chase, Comerica and Aliant.

                  "Revolver Borrowers": The Company and Russell Europe Limited, a corporation organized under the laws of the United Kingdom.

                  "Revolver Commitment": for each Revolver Bank on any date, the aggregate amount of such Revolver Bank's commitments under the Revolver Credit Agreement on such date.

                  "Revolver Credit Agreement": the Credit Agreement, dated as of October 15, 1999, among the Company, Russell Europe Limited, the Revolver Agents and the Revolver Banks, as the same may be amended from time to time.

                  "Russell Financial": Russell Financial Services, Inc., a Delaware corporation.

                  "Securities Act": the Securities Act of 1933, as amended.

                  "Secured Debt": indebtedness owing to any of the Secured Parties under any of the Transaction Documents, including any LC Obligations and any Cash Management Obligations and including any net swap amounts or swap termination amounts owing from time to time with respect to the Swaps.

                  "Security Documents": this Agreement and all other security agreements, Mortgages, collateral assignments, and other agreements securing, with the lien granted in favor of Collateral Agent, all of the Secured Debt for the benefit of Secured Parties.

                  "Secured Parties": the Creditors and Revolver Agents.

                  "Significant Domestic Subsidiary": on any date of determination, each Domestic Subsidiary, which either individually or together with its own subsidiaries accounted for more than 2% of the Consolidated Operating Profits during the four Fiscal Quarters immediately preceding the date of determination or has assets that represent more than 2% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding the date of determination.

                  "Subsidiary": any corporation or other entity of which the Capital Stock having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by any Person.

                  "SunTrust": SunTrust Bank, a Georgia banking corporation formerly known as Trust Company Bank.

                  "SunTrust Letters of Credit": Letters of Credit issued prior to the date hereof by SunTrust for the account of one or more Obligors and for the benefit of a supplier of Obligors.

                  "SunTrust Loan Agreement": Term Loan/Bankers' Acceptance Agreement dated as of June 30, 1995, between the Company and SunTrust.

                  "SunTrust/Russell Swap Agreement": the ISDA Master Agreement and Schedule dated as of June 19, 1995, between Trust Company Bank (now SunTrust) and the Company.

                  "SunTrust Swaps": the interest rate swaps provided pursuant to the SunTrust/Russell Swap Agreement.

                  "Swaps": the Chase Swaps and the SunTrust Swaps.

                  "Swaps Lender": Chase in its capacity as party to the Chase Swaps.

                  "Syndication Agent": SunTrust, in its capacity as syndication agent under the Revolver Bank Documents.

                  "Teachers": Teachers Insurance and Annuity Association of America.

                  "Term Lender": SunTrust in its capacity as party to the Term Lender Loan Documents.

                  "Term Lender Loan Documents": the SunTrust Loan Agreement, the SunTrust Letters of Credit, the SunTrust/Russell Swap Agreement and the Elcatex Guarantee, and all other instruments and agreements executed by the Company in connection therewith.

                  "Trademarks": (i) all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

                  "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

                  "Transaction Documents": the following instruments and agreements evidencing or securing Secured Debt owing to Secured Parties: the Notes Agreements, the First Union Letters of Credit, the Revolver Bank Documents, the Chase Swaps, the Cash Management Agreements, the Term Lender Loan Documents and the Security Documents, as the same may be amended from time to time.

                  "UCC": the Uniform Commercial Code as from time to time in effect in the State of Georgia.

                  "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state.

                  "Wachovia": Wachovia Bank, N.A., a national bank.

         1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

         (d) All references to any instrument or agreement, including any of the Security Documents or any of the other Transaction Documents, shall include any and all modifications thereto and any and all extensions or renewals thereof.


                              SECTION 2. GUARANTEE

         2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

         (b) Anything herein or in any Transaction Document or other Security Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the Transaction Documents or other Security Document shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

         (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Agent or any Secured Party hereunder.

         (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letters of Credit shall be outstanding and the Revolver Commitments shall be terminated, notwithstanding that from time to time during the term of the Transaction Documents each Borrower may be free from any Borrower Obligations.

         (e) No payment made by a Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent or any Secured Party from a Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letters of Credit shall be outstanding and the Revolver Commitments are terminated.

         2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

         2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any Secured Party against a Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any Secured Party for the payment of the Borrower Obligations of any Borrower, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from a Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the Secured Parties by any Borrower on account of the Borrower Obligations of each Borrower are paid in full, no Letters of Credit shall be outstanding and the Revolver Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations of each Borrower shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Borrower Obligations of each Borrower, whether matured or unmatured, in the order specified in the Intercreditor Agreement.

         2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent or any Secured Party may be rescinded by the Collateral Agent or such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Secured Party, and the Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Secured Parties or all Secured Parties, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this
Section 2 or any property subject thereto.

         2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent or any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between a Borrower and any of the Guarantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon a Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Transaction Documents or any Security Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by a Borrower or any other Person against the Collateral Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of a Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of a Borrower for its Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against a Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from a Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of a Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings. Each Guarantor further waives any right such Guarantor may have, by statute or otherwise, to require any of the Secured Parties to institute suit against a Borrower or any other Guarantor after notice or demand from such Guarantor or to seek recourse first against a Borrower or any other Guarantor, or to realize upon any Collateral, as a condition to enforcing such Guarantor's liability and obligations hereunder.

         2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, a Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars (or in such other currency as the relevant Transaction Document requires) at such office of the Collateral Agreement as the Collateral Agent may specify in writing to the Company from time to time.

                     SECTION 3. GRANT OF SECURITY INTEREST

                  Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

         (a) all Accounts;

         (b) all Chattel Paper;

         (c) all Deposit Accounts;

         (d) all Documents (other than title documents with respect to Vehicles);

         (e) all Equipment;

         (f) all General Intangibles;

         (g) all Instruments;

         (h) all Intellectual Property;

         (i) all Inventory;

         (j) all Investment Property;

         (k) all books and records pertaining to the Collateral; and

         (l) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however, that Collateral shall not include property of a Grantor which requires action outside the United States to perfect a security interest therein under United States law; and provided further, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Collateral Agent and the Secured Parties to make certain requested modifications to the Transaction Documents, each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party that:

         4.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Transaction Documents, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (a) such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or (b) as are permitted by the Transaction Documents. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Security Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each of the Collateral Agent and each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

         4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral, except as otherwise provided in Section 3 hereof, in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Transaction Documents which have priority over the Liens on the Collateral by operation of law.

         4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4.

         4.4 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

         4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

         (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (c) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement or such other Liens permitted under the Transaction Documents.

         4.7 Receivables. No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

         4.8 Intellectual Property. (a) Schedule 6 lists all registered Intellectual Property owned by such Grantor in its own name on the date hereof.

         (b) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

         4.9 Guarantor Representations. In the case of each Guarantor:

         (a) Such Guarantor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or other organizational power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation or other entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (iv) is in compliance with all Requirements of Law except in the case of subparagraphs (iii) and (iv) above only, to the extent that the failure to comply therewith could not have a material adverse effect on the validity or enforceability of (x) the Transaction Documents, this Agreement or the other Security Documents or (y) the rights or remedies of the Collateral Agent or the Secured Parties hereunder or thereunder.

         (b) Such Guarantor has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform the Transaction Documents and the Security Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Transaction Documents and the Security Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required (except as contemplated in the Security Documents) in connection with the execution, delivery, performance, validity or enforceability of the Transaction Documents and the Security Documents to which the Company is a party. This Agreement has been, and each other Transaction Documents and Security Document to which it is a party will be, duly executed and delivered on behalf of such Guarantor. This Agreement constitutes, and each other Transaction Document and Security Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (c) The execution, delivery and performance of the Transaction Documents and the Security Documents to which such Guarantor is a party will not violate any Requirement of Law of such Guarantor or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law (other than pursuant to this Agreement).

                              SECTION 5. COVENANTS

                  Each Grantor covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Revolver Commitments shall have terminated:

         5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

         5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Collateral Agent and (ii) to the extent requested by the Collateral Agent, insuring such Grantor, the Collateral Agent and the Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Collateral Agent and the Secured Parties.

         (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (ii) name the Collateral Agent as insured party or loss payee, (iii) if reasonably requested by the Collateral Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Collateral Agent.

         (c) Notwithstanding the foregoing, unless an Event of Default shall have occurred and be continuing, (i) each Grantor shall have the right to adjust and settle any insurance claims and be entitled to retain any Insurance Proceeds received by it and (ii) the Collateral Agent shall deliver to the applicable Grantor any Insurance Proceeds received by it; provided that each Grantor shall promptly apply all Insurance Proceeds to repair and/or replace the Collateral so damaged or destroyed in such manner as the Grantor shall determine in its reasonable business judgment.

         5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         5.4 Maintenance of Perfected Security Interest; Further Documentation.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever (except for the Collateral Agent or the Secured Parties), subject to the rights of such Grantor under the Transaction Documents to dispose of the Collateral.

         (b) Such Grantor will furnish to the Collateral Agent and the Secured Parties from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

         (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts, and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain "control" (within the meaning of the applicable Uniform Commercial
Code) with respect thereto.

         5.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of (a) all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

         (i) change its jurisdiction of organization from that referred to in
Section 4.3; or

         (ii) change its name.

         5.6 Notices. Such Grantor will advise the Collateral Agent and the Secured Parties promptly, in reasonable detail, of:

         (a) any Lien (other than security interests created hereby or Liens permitted under the Transaction Documents) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

         (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby.

         5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent and the Secured Parties, hold the same in trust for the Collateral Agent and the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. After the occurrence of an Event of Default, any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof after the occurrence of an Event of Default, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor after the occurrence of an Event of Default, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

         (b) Without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, unless such additional Capital Stock is pledged to the Collateral Agent, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Transaction Documents), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or as expressly permitted by the Transaction Documents or (iv) enter into any agreement or undertaking restricting the right or ability of (x) such Grantor to grant a Lien on any of the Investment Property in favor of the Collateral Agent or (y) the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof after the occurrence of an Event of Default.

         (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

         5.8 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use other than those which have been or are hereafter abandoned pursuant to the reasonable business judgment of the applicable Grantor, (ii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way unless such Grantor shall do such act or knowingly omit to do such act in the reasonable business judgment of the applicable Grantor.

         (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

         (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

         (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

         (e) Such Grantor will notify the Collateral Agent and the Secured Parties immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

         (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the Secured Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

         (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

         (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution in accordance with such Grantor's reasonable business judgment.

         5.9 Additional Collateral, etc. (a) With respect to any property acquired after the date hereof by any Grantor (other than (x) property of a Grantor which requires action outside the United States to perfect a security interest therein under United States law, (y) any property described in paragraph (b), (c) or (d) below and (z) any property subject to a Lien expressly permitted by Section 5.17(c) of the Revolver Credit Agreement) as to which the Collateral Agent, for the benefit of the Secured Parties, does not have a perfected Lien, such Grantor shall promptly (i) execute and deliver to the Collateral Agent such amendments to this Agreement or such other documents as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such property and

(ii) take all actions necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by this Agreement or by law or as may be requested by the Collateral Agent.

         (b) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $500,000 acquired after the date hereof by any Grantor (other than (x) any such real property located outside the United States of America and (y) any such real property subject to a Lien expressly permitted by the Transaction Documents), such Grantor shall promptly (i) execute and deliver a first priority Mortgage, in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such real property, (ii) if requested by the Collateral Agent, provide the Secured Parties with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Collateral Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Collateral Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Collateral Agent and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance similar in scope to those delivered to the Collateral Agent on the date hereof and which are otherwise reasonably satisfactory to the Collateral Agent.

         (c) With respect to any new Significant Domestic Subsidiary created or acquired after the date hereof by any Grantor (which, for the purposes of this paragraph (c), shall include any existing Subsidiary that ceases to be an Excluded Domestic Subsidiary), such Grantor shall promptly (i) execute and deliver to the Collateral Agent such amendments to this Agreement as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any Grantor, (ii) deliver to the Collateral Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Grantor, (iii) cause such new Subsidiary (A) to become a party to this Agreement, (B) to take such actions necessary or advisable to grant to the Collateral Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in this Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by this Agreement or by law or as may be requested by the Collateral Agent and (C) to deliver to the Collateral Agent a Secretary's certificate of such Subsidiary, in form and substance reasonably satisfactory to the Collateral Agent, with appropriate insertions and attachments, and (iv) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance similar in scope to those delivered to the Collateral Agent on the date hereof and which are otherwise reasonably satisfactory to the Collateral Agent.

         (d) With respect to any new Foreign Subsidiary (other than a Subsidiary of a Foreign Subsidiary) created or acquired after the date hereof by any Grantor, such Grantor shall promptly (i) execute and deliver to the Collateral Agent such amendments to this Agreement as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any such Grantor (provided that in no event shall more than 65% of the total outstanding voting Capital Stock of any such new Subsidiary be required to be so pledged), (ii) deliver to the Collateral Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Grantor, and take such other action as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the Collateral Agent's security interest therein, and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance similar in scope to those delivered to the Collateral Agent on the date hereof and which are otherwise reasonably satisfactory to the Collateral Agent.

         5.10 Company Covenants. (a) The Company agrees that it shall deliver or cause its Subsidiaries to deliver to the Collateral Agent the following items after the date hereof:

         (i) no later than the date that is 60 days after the date hereof, all certificates or other instruments representing ownership interest in the Pledged Stock on Schedule 2 to the extent that such Pledged Stock is represented by a certificate or other such instrument, along with a Supplement to such Schedule 2; and

         (b) The Company agrees that it shall complete or cause its Subsidiaries to complete the following actions after the date hereof:

         (i) no later than the date that is 60 days after the date hereof, quitclaim to the appropriate parties, at its sole cost and expense, all of its right, title and interest in and to those certain portions of its property located in Mt. Airy, North Carolina containing right-of-ways, all in accordance with all applicable zoning and subdivision requirements.

         (c) The Company agrees that it shall complete the following in a timely manner, it being understood that the failure to complete the following shall not result in an Event of Default so long as the Company uses its reasonable efforts:

         (i) have The City of Alexander City, Alabama, quitclaim all of its rights, title and interest in and to those certain rights-of-way owned by the City and lying and being within the property owned by the Company and known as the Alexander City Main Campus;

         (ii) have the Industrial Development Board of the City of Montgomery (the "IDB"), subordinate the IDB's fee title interest in and to the property known as the Montgomery Distribution Center and more particularly described in Exhibit A to that certain Alabama Leasehold Mortgage, Security Agreement and Assignment of Rents and Leases between the Company and Collateral Agent; and

         (iii) secure the release of record of the following Deeds of Trust:

                  (A) Deed of Trust by and among Quality Mills, Inc. as "Grantor" and J. Thomas Dunn, Jr., as "Trustee" for Northwestern Bank as "Beneficiary", securing $6,500,000.00 and filed for record on August 21, 1980 in the Records of the Register of Deeds for Surry County, N.C., in Book 350, page 998;

                  (B) Deed of Trust by and between Quality Mills, Inc. as "Grantor" and Wallace C. Tyser, Jr., as "Trustee" for BarClaysAmerican/Commercial, Inc. as "Beneficiary", securing $3,000,000.00 and filed for record on September 5, 1980 in the Records of the Register of Deeds for Surry County, N.C., in Book 351, page 751; and

                  (C) Deed of Trust by and among Quality Mills, Inc. and Reed Island Development Corporation, collectively as "Grantors", and Wallace C. Tyser, Jr. and Dwight E. Compton, collectively as "Trustees" for BarClaysAmerican/Commercial, Inc. as "Note Holder or Beneficiary", securing $1,500,000.00 and filed for record on February 13, 1984 in Book 401, page 967, aforementioned Records, as amended by that certain Amendment to Deed of Trust filed for record on March 28, 1984 in the Records of the Register of Deeds for Surry County, N.C., in Book 403, page 25;

                         SECTION 6. REMEDIAL PROVISIONS

         6.1 Certain Matters Relating to Receivables. (a) The Collateral Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Collateral Agent's direction and control, including, with respect to any Receivables for which the obligor thereon is a Governmental Authority, any direction to comply with the Assignment of Claims Act of 1940 or such relevant or analogous state law or regulation in respect of such Receivables, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor,
(i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Reserve Account, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

         (b) At the Collateral Agent's request, upon the occurrence of an Event of Default each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

         6.2 Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Receivables.

         (b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

         (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Transaction Documents, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Transaction Documents, this Agreement or any other Security Document.

         (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give prior written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order specified in the Intercreditor Agreement, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) after receipt of such instruction unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

         6.4 Intellectual Property. If an Event of Default shall occur and be continuing, each Grantor hereby agrees to grant to the Collateral Agent a non-exclusive, assignable, sublicenseable right and license to use all such Intellectual Property to the extent necessary or desirable to complete work-in-progress and to facilitate the sale (including advertising and promotional activities related thereto) of all Collateral in the possession or control of such Grantor as of the date of the Event of Default (or for which such Grantor has executed a binding agreement on or before the Event of Default to accept delivery) bearing or subject to such licensed Intellectual Property.

         6.5 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in the Collateral Reserve Account pursuant to the Intercreditor Agreement. All Proceeds while held by the Collateral Agent in the Collateral Reserve Account (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

         6.6 Application of Proceeds. At the intervals specified in the Intercreditor Agreement, the Collateral Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in the Collateral Reserve Account, in payment of the Obligations in the order specified in the Intercreditor Agreement, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the Company or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Revolver Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

         6.7 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, including the Intercreditor Agreement, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, and in accordance with the terms of the Intercreditor Agreement, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements actually incurred, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         6.8 Certain Restrictions on the Public Sale of Pledged Stock. Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         6.9 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency.

                        SECTION 7. THE COLLATERAL AGENT

         7.1 Collateral Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

         (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

         (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's and the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

         (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

         (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

         (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral

     Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

         (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Loans under the Revolver Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

         (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         7.2 Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Grantor authorizes the Collateral Agent to use the collateral description "all personal property to the extent located in the United States" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

         7.4 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority and such Grantor shall be entitled to rely upon any releases, certificates and waivers executed by the Collateral Agent without liability to the Secured Parties.

                            SECTION 8. MISCELLANEOUS

         8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a signed written agreement by and among each Grantor and the Collateral Agent.

         8.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 22 of the Intercreditor Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1.

         8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Actionable Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4 Expenses; Indemnification. (a) Each Grantor agrees (i) to pay or reimburse the Collateral Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Security Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Collateral Agent and the Secured Parties and filing and recording fees and expenses, (ii) to pay or reimburse each Secured Party and the Collateral Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Security Documents and any such other documents, including the fees and disbursements of counsel to each Secured Party and of counsel to the Collateral Agent actually incurred, (iii) to pay, indemnify, and hold each Secured Party and the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Security Documents and any such other documents, and
(iv) to pay, indemnify, and hold each Secured Party and the Collateral Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "Indemnitee") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Security Documents and any such other documents, including (other than any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company and its Subsidiaries or any of the Properties, the indemnification with respect to which shall be governed by the Environmental Indemnity Agreement) the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Company and its Subsidiaries under any this Agreement or the other Security Documents (all the foregoing in this clause (iv), collectively, the "Indemnified Liabilities"), provided, that the Company shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. An Indemnitee shall not settle or compromise any Indemnified Liability without the consent of the indemnifying Grantor, such consent not to be unreasonably withheld or delayed. So long as no Event of Default has occurred and is continuing, the applicable Grantor shall have the right, at its expense, to assume the defense of any Indemnified Liability with counsel reasonably satisfactory to the applicable Indemnitee; provided, however, that if the applicable Grantor fails to assume such defense in a timely manner, the applicable Indemnitee may so assume such defense. Notwithstanding anything to the contrary herein, the Grantors shall not, in connection with any claims, actions or proceedings, or separate but substantially similar or related claims, actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be obligated to reimburse the Indemnitees for the legal fees and expenses of more than one firm of attorneys (in addition to one firm of attorneys acting as local counsel) except to the extent that actual or potential conflicts interest exist between Indemnitees with respect to such claims, actions or proceedings that would require separate counsel. All amounts due under this Section 8.4 shall be payable not later than 10 days after written demand therefor. Statements payable by the Company pursuant to this Section 8.4 shall be submitted to Robert D. Martin (Telephone No. (678) 742-8100) (Telecopy No. (678) 742-8995), at the
address of the Company set forth on Schedule 1, or to such other Person or address as may be hereafter designated by the Company in a written notice to the Collateral Agent.

         (b) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Transaction Documents and the other Security Documents.

         8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

         8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Collateral Agent and each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Collateral Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Collateral Agent or such Secured Party hereunder and claims of every nature and description of the Collateral Agent or such Secured Party against such Grantor, in any currency, whether arising hereunder, under any Transaction Document or otherwise, as the Collateral Agent or such Secured Party may elect, whether or not the Collateral Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent and each Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Collateral Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such Secured Party may have.

         8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 Integration. The Transaction Documents, this Agreement and the other Security Documents represent the agreement of the Grantors, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Security Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA.

         8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to the Transaction Documents, this Agreement and the other Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Georgia, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that the courts of the State of Georgia , the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof shall be exclusive with respect to any legal action or proceeding relating to the Transaction Documents, this Agreement and the other Security Documents to which it is a party brought by any or all of the Grantors against the Collateral Agent or any Secured Party;

         (d) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

         (e) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         8.13 Acknowledgements. Each Grantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of the Transaction Documents, this Agreement and the other Security Documents to which it is a party;

         (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the Transaction Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

         (c) no joint venture is created hereby or by the Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties; and

         (d) the terms of each of the Transaction Documents to which it is a party are hereby ratified and its obligations thereunder are hereby reaffirmed.

         8.14 Additional Grantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to Section 5.10 shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         8.15 Releases. (a) At such time as the Secured Debt and the other Obligations shall have been paid in full (other than contingent indemnity obligations which survive the repayment of the Secured Debt by their terms but with respect to which no amounts are then owing), the Revolver Commitments have been terminated and no Letters of Credit shall be outstanding, and the Collateral Agent shall have received the written consent or directions of the Secured Parties in accordance with Section 14 of the Intercreditor Agreement, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Transaction Documents, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Company, a Subsidiary of the Company who is a Guarantor hereunder shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary shall be sold, transferred or otherwise disposed of in a transaction permitted by the Transaction Documents; provided that the Company shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the applicable Transaction Document, this Agreement and the other Security Documents.

         8.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        RUSSELL CORPORATION



                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        CROSS CREEK APPAREL, LLC

                                        By:  CROSS CREEK HOLDINGS, INC.,
                                                its sole member and manager



                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        CROSS CREEK HOLDINGS, INC.



                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        DESOTO MILLS, INC.



                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        RUSSELL FINANCIAL SERVICES, INC.



                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        RUSSELL ASSET MANAGEMENT, INC.



                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                        RINTEL PROPERTIES, INC



                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

ACCEPTED IN ATLANTA, GEORGIA:

WACHOVIA BANK, N.A., as Collateral Agent



By:
     --------------------------------------
     Name:
     Title:

                                                                      Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS

Notice Address for All Grantors:

                  Russell Corporation
                  Attn: Legal Department
                  3330 Cumberland Blvd., Suite 800
                  Atlanta, GA 30339

                                                                      Schedule 2

                       DESCRIPTION OF INVESTMENT PROPERTY

PLEDGED STOCK:

                               RUSSELL CORPORATION

Certificated Pledged Stock

           Issuer                   Class of Stock                Stock Certificate No            No. of Shares
Alexander City Flying                   Common                              1                         1,000
    Service, Inc.

 Cross Creek Holdings, Inc.             Common                              1                         1,000

     DeSoto Mills, Inc.                 Common                              1                          100

  Mossy Oak Apparel Company             Common                             20                         1,000

   RINTEL Properties, Inc.              Common                              1                         1,000

Russell Asset Management, Inc.          Common                              1                          800

   Russell Athletic, Inc.               Common                              1                          100

 Russell Athletic West, Inc.            Common                              1                          100

 Russell Financial Services,            Common                              1                         1,000
            Inc.

 Russell Foreign Sales Ltd.             Common                              1                          0.65+
---------------------------------------------------------------------------------------------------------------

--------------------------------
+ Numbers indicate pledged shares, which represent 65% of issued shares, although share certificates reflect larger number.

 Russell Servicing Co., Inc.            Common                              1                         1,000

JERZEES Yucatan, S.A. de C.V.           Common                          UNO-B-II-1                  22,055.8+

JERZEES Campeche, S.A. de C.V.          Common                           UNO-B-1                      32.5+

Athletic de Camargo, S.A. de            Common                         3 Serie "A"                  32,500+
            C.V.

Cross Creek de Honduras, S.A            Common                             001                        16.25+
          de C.V.

  JERZEES Buena Vista, S.A.             Common                             001                        16.25+

JERZEES de Honduras, S.A. de            Common                             001                        16.25+
            C.V.

       RUServicios, S.A.                Common                             001                        16.25+

  Eagle R Holdings Limited              Common                              12                      12,000,000

  Eagle R Holdings Limited              Common                              14                      2,464,557++

     Russell Spain, S.L.*               Common                             [__]                         [__]

Russell Mexico, S.A. de C.V.*           Common                             [__]                         [__]

      Russell Japan KK*                 Common                             [__]                         [__]

     Russell Italy Srl*                 Common                             [__]                         [__]

   JERZEES Choloma, S.A.*               Common                             [__]                         [__]
---------------------------------------------------------------------------------------------------------------

--------------------------------
++ Certificate No. 14 represents 10,253,164 shares, 2,464,557 of which are pledged hereunder.

* Certificate to be delivered to the Collateral Agent along with a supplement to Schedule 2 after the effective date of the grant of security interest in such Pledged Stock accordance with Section 5.10

 Servicios Russell, S.A. de             Common                             [__]                         [__]
            C.V.*

   Russell Corp. Far East               Common                             [__]                         [__]
           Limited*

Russell Corp. Canada Limited.           Common                             C-1                          65+

Russell Corp. Australia Ltd.*           Common                             [__]                         [__]
---------------------------------------------------------------------------------------------------------------

Uncertificated Pledged Stock of domestic subsidiaries

100% of the membership interests of Jerzees Apparel, LLC
100% of the membership interests of Russell Yarn LLC
99% of the membership interests of Russell Apparel, LLC

Uncertificated Pledged Stock of foreign subsidiaries

65% of the ownership interests of Russell Co-Op LLC
65% of the ownership interests of Russell CZ s.r.o.
65% of the ownership interests of Russell do Brasil, Ltda.
65% of the ownership interests of Russell France SARL
65% of the ownership interests of Russell Germany GmbH

                           CROSS CREEK HOLDINGS, INC.

Certificated Pledged Stock

None

Uncertificated Pledged Stock

100% of the membership interests of Cross Creek Apparel, LLC

                            CROSS CREEK APPAREL, LLC

Certificated Pledged Stock

           Issuer                   Class of Stock                Stock Certificate No            No. of Shares
Russell Asset Management, Inc           Common                              4                           140

 Cross Creek de Jimenez, S.A            Common                         3 - Serie "A"                  32,500+
           de C.V.
---------------------------------------------------------------------------------------------------------------

Uncertificated Pledged Stock

None

                               DESOTO MILLS, INC.

Certificated Pledged Stock

           Issuer                   Class of Stock                Stock Certificate No            No. of Shares
Russell Asset Management, Inc.          Common                              5                            60
---------------------------------------------------------------------------------------------------------------

Uncertificated Pledged Stock

None

                        RUSSELL FINANCIAL SERVICES, INC.

Certificated Pledged Stock

None

Uncertificated Pledged Stock

1% of the membership interests of Russell Apparel, LLC

                             RINTEL PROPERTIES, INC.

None

                         RUSSELL ASSET MANAGEMENT, INC.

Certificated Pledged Stock

None

Uncertificated Pledged Stock

65% of the ownership interests of Russell Holdings Europe B.V.

PLEDGED NOTES:

                       Issuer                                         Payee                        Principal Amount
           -----------------------------                       -------------------                 ----------------
           RUServicios, Sociedad Anonima                       Russell Corporation                 US $5,000,000.00

PLEDGED BONDS:

1. Industrial Development Revenue Bond (Kinder-Care Specialty Retail Group, Inc. Project) 1989 Series A No. AR-2 issued by The Industrial Development Board of the City of Montgomery to Russell Corporation in the initial principal amount of $15,730,336.04.

2. Industrial Development Revenue Bond (Enstar Specialty Retail, Inc. Project) 1990 Series B No. BR-2 issued by The Industrial Development Board of the City of Montgomery to Russell Corporation in the initial principal amount of $1,600,000.

3. Development Authority of Columbus, Georgia Industrial Development Revenue Bond (Russell Corporation Project) Series 1995 No. R-1 issued by the Development Authority of Columbus, Georgia to Russell Corporation in the initial principal amount of $35,000,000.

                                                                   Supplement to
                                                                      Schedule 2

                       DESCRIPTION OF INVESTMENT PROPERTY

PLEDGED STOCK:

                               RUSSELL CORPORATION

Certificated Pledged Stock

           Issuer                   Class of Stock                Stock Certificate No            No. of Shares
     Russell Spain, S.L.                Common                 N/A (certificate represents              325+
                                                               share numbers 1-498 and 500)

 Russell Mexico, S.A. de C.V.           Common                              1                       2,434,347.5+
                                       (Capital
                                       Variable)

 Russell Mexico, S.A. de C.V.           Common                              1                         130,000+
                                     Capital Fijo)

      Russell Japan K.K.                Common                            0001                          100

      Russell Japan K.K.                Common                            0002                           30+

     Russell Italy S.r.l.               Common                              1                           .65+

     JERZEES Choloma S.A.               Common                             1.1                         16.25+

  Servicios Russell, S.A. de            Common                              1                           32.5+
             C.V.

   Russell Corp. Far East,              Common                              3                           650+
           Limited

 Russell Corp. Australia Pty            Common                             10                           199
             Ltd

     Russell Corporation                Common                              1                           1000
---------------------------------------------------------------------------------------------------------------

-------------------
+ Numbers indicate pledged shares, which represent 65% of issued shares, although share certificates reflect larger number.

                                                                      Schedule 3

        FILINGS AND OTHER ACTIONS REQUIRED TO PERFECT SECURITY INTERESTS

                         Uniform Commercial Code Filings

Debtor:                    Russell Corporation
Secured Party:             Wachovia Bank, N.A., as Collateral Agent

--------------------------------------------
        Jurisdiction
--------------------------------------------
Alabama, Secretary of State
--------------------------------------------
Arkansas, Secretary of State
--------------------------------------------
California, Secretary of State
--------------------------------------------
Colorado Secretary of State
--------------------------------------------
Florida, Secretary of State
--------------------------------------------
Georgia, Cobb County
--------------------------------------------
Illinois Secretary of State
--------------------------------------------
Kansas, Secretary of State
--------------------------------------------
Mississippi, Secretary of State
--------------------------------------------
Mississippi, Clay County
--------------------------------------------
Mississippi, Coahoma County
--------------------------------------------
Mississippi, George County
--------------------------------------------
Mississippi, Lamar County
--------------------------------------------
Mississippi, Leake County
--------------------------------------------
Mississippi, Scott County
--------------------------------------------
Missouri, Secretary of State
--------------------------------------------
Montana, Secretary of State
--------------------------------------------
New Jersey, Secretary of State

--------------------------------------------
New York, Secretary of State
--------------------------------------------
North Carolina, Secretary of State
--------------------------------------------
Ohio, Secretary of State
--------------------------------------------
Oklahoma, Oklahoma County
--------------------------------------------
Pennsylvania Secretary of State
--------------------------------------------
South Carolina, Secretary of State
--------------------------------------------
Texas, Secretary of State
--------------------------------------------
Virginia, Secretary of State
--------------------------------------------

Debtor:                    DeSoto Mills, Inc.
Secured Party:             Wachovia Bank, N.A., as Collateral Agent

--------------------------------------------
       Jurisdiction
--------------------------------------------
Alabama, Secretary of State
--------------------------------------------
Arkansas, Secretary of State
--------------------------------------------
California, Secretary of State
--------------------------------------------
Colorado Secretary of State
--------------------------------------------
Florida, Secretary of State
--------------------------------------------
Georgia, Cobb County
--------------------------------------------
Illinois Secretary of State
--------------------------------------------
Kansas, Secretary of State
--------------------------------------------
Mississippi, Secretary of State
--------------------------------------------
Mississippi, Clay County
--------------------------------------------
Mississippi, Coahoma County
--------------------------------------------
Mississippi, George County
--------------------------------------------
Mississippi, Lamar County
--------------------------------------------
Mississippi, Leake County
--------------------------------------------
Mississippi, Scott County
--------------------------------------------
Missouri, Secretary of State

--------------------------------------------
Montana, Secretary of State
--------------------------------------------
New Jersey, Secretary of State
--------------------------------------------
New York, Secretary of State
--------------------------------------------
North Carolina, Secretary of State
--------------------------------------------
Ohio, Secretary of State
--------------------------------------------
Oklahoma, Oklahoma County
--------------------------------------------
Pennsylvania Secretary of State
--------------------------------------------
South Carolina, Secretary of State
--------------------------------------------
Texas, Secretary of State
--------------------------------------------
Virginia, Secretary of State
--------------------------------------------

Debtor:                    Cross Creek Apparel, LLC
Secured Party:             Wachovia Bank, N.A., as Collateral Agent

--------------------------------------------
       Jurisdiction
--------------------------------------------
Alabama, Secretary of State
--------------------------------------------
Florida, Secretary of State
--------------------------------------------
Georgia, Cobb County
--------------------------------------------
Mississippi, Secretary of State
--------------------------------------------
Mississippi, Clay County
--------------------------------------------
Mississippi, Coahoma County
--------------------------------------------
Mississippi, George County
--------------------------------------------
Mississippi, Lamar County
--------------------------------------------
Mississippi, Leake County
--------------------------------------------
Mississippi, Scott County
--------------------------------------------
North Carolina, Secretary of State
--------------------------------------------

Debtor:                    Cross Creek Holdings, Inc.
Secured Party:             Wachovia Bank, N.A., as Collateral Agent

--------------------------------------------
       Jurisdiction
--------------------------------------------
Alabama, Secretary of State
--------------------------------------------
Delaware, Secretary of State
--------------------------------------------
Florida, Secretary of State
--------------------------------------------
Georgia, Cobb County
--------------------------------------------
Mississippi, Secretary of State
--------------------------------------------
Mississippi, Clay County
--------------------------------------------
Mississippi, Coahoma County
--------------------------------------------
Mississippi, George County
--------------------------------------------
Mississippi, Lamar County
--------------------------------------------
Mississippi, Leake County
--------------------------------------------
Mississippi, Scott County
--------------------------------------------

Debtor:                    Russell Financial Services, Inc.
Secured Party:             Wachovia Bank, N.A., as Collateral Agent

--------------------------------------------
       Jurisdiction
--------------------------------------------
Alabama, Secretary of State
--------------------------------------------
Delaware, Secretary of State
--------------------------------------------
Florida, Secretary of State
--------------------------------------------
Georgia, Cobb County
--------------------------------------------
Mississippi, Secretary of State
--------------------------------------------
Mississippi, Clay County
--------------------------------------------
Mississippi, Coahoma County
--------------------------------------------
Mississippi, George County
--------------------------------------------
Mississippi, Lamar County
--------------------------------------------
Mississippi, Leake County
--------------------------------------------
Mississippi, Scott County
--------------------------------------------

Debtor:                    Russell Asset Management, Inc.
Secured Party:             Wachovia Bank, N.A., as Collateral Agent

--------------------------------------------
       Jurisdiction
--------------------------------------------
Alabama, Secretary of State
--------------------------------------------
Delaware, Secretary of State
--------------------------------------------
Georgia, Cobb County

Debtor:                    RINTEL Properties, Inc.
Secured Party:             Wachovia Bank, N.A., as Collateral Agent

--------------------------------------------
       Jurisdiction
--------------------------------------------
Alabama, Secretary of State
--------------------------------------------
Delaware, Secretary of State
--------------------------------------------
Georgia, Cobb County

                          Patent and Trademark Filings

    Notice and Confirmation of Grant of Security Interest to be filed in the United States Patent and Trademark Office as appropriate

     Actions with respect to Pledged Stock, Pledged Notes and Pledged Bonds

       Take delivery of all Pledged Stock represented by an instrument or certificate, all Pledged Notes and all Pledged Bonds

                                                                      Schedule 4

       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


                                  Jurisdiction of                      Location of Chief         Organization
Grantor                           Organization/Incorporation           Executive Office          Number
-------                           --------------------------           -----------------         ------------
Russell Corporation                        Alabama                     3330 Cumberland Blvd.            N/A
                                                                       Suite 800
                                                                       Atlanta, GA 30339

Cross Creek Apparel, LLC                   North Carolina              Highway 52 South             0575026
                                                                       Mt. Airy, NC 27030

Cross Creek Holdings, Inc.                 Delaware                    300 Delaware Avenue          2942114
                                                                       9th Floor-DE 5403
                                                                       Wilmington, DE 19801

DeSoto Mills, Inc.                         Alabama                     1493 County Road 609             N/A
                                                                       Fort Payne, AL 35967

Russell Financial Services, Inc.           Delaware                    300 Delaware Avenue          1436522
                                                                       Suite 1271
                                                                       Wilmington, DE 19801

Russell Asset Management, Inc.             Delaware                    300 Delaware Avenue          2942115
                                                                       Suite 1271
                                                                       Wilmington, DE 19801

RINTEL Properties, Inc.                    Delaware                    300 Delaware Avenue          2942116
                                                                       9th Floor - DE 5403
                                                                       Wilmington, DE 19801

                                                                      Schedule 5

                      LOCATIONS OF INVENTORY AND EQUIPMENT

Grantor                                      Locations
-------                                      ---------
Russell Corporation                          (1)      755 Lee Street
                                                      Alexander City, AL 35010
                                                      (Alexander City Complex)

                                             (2)      555 S. Main Street
                                                      Brundidge, AL
                                                      (Brundidge Plant)

                                             (3)      1 Retail Drive
                                                      Montgomery, AL
                                                      (Montgomery DC)

                                             (4)      6175 Lynch Road
                                                      Midland, GA
                                                      (Columbus DC)

                                             (5)      3145 Elmore Rd.
                                                      Hwy 14
                                                      Wetumpka, AL
                                                      (Coosa River Complex)

                                             (6)      CaliforniaMart
                                                      110 East Ninth Street
                                                      No. C463
                                                      Los Angeles, CA
                                                      (Leased Office)

                                             (7)      Empire State Building
                                                      350 Fifth Avenue
                                                      New York, NY
                                                      (Leased Office)

                                             (8)      201 Main Street
                                                      West Point, MS
                                                      (Leased Office)

                                             (9)      623-C Park Meadow Road
                                                      Westerville, OH
                                                      (Leased Office)

                                             (10)     Dothan Warehouse
                                                      980 Murray Road
                                                      P.O. Box 2222
                                                      Dothan, AL 36302
                                                      (Leased Warehouse)

                                             (11)     Montgomery Warehouse LLC
                                                      P.O. Box 9099
                                                      Montgomery, AL 36108
                                                      (Leased Warehouse)

                                             (12)     Walker Warehousing
                                                      P.O. Box 39
                                                      Alexander City, AL 35011
                                                      (Leased Warehouse)

                                             (13)     New Site Packaging, LLC
                                                      P.O. Box 1492
                                                      Alexander City, AL
                                                      (Leased Warehouse)

                                             (14)     Rain Tree Business Center
                                                      900B South Walton Blvd., Suite 8
                                                      Bentonville, AR
                                                      (Leased Office)

                                             (15)     1562 E. Spruce
                                                      Olathe, KS
                                                      (Leased Office)

                                             (16)     3330 Cumberland Blvd., Suite 800
                                                      Atlanta, GA 30339
                                                      (Leased Office)

                                             (17)     Wideworld Sportswear
                                                      14 East 29th Street
                                                      Long Beach, CA 90806
                                                      (Contractor)

                                             (18)     Authentic Brands (DEMCO)
                                                      1088 National Parkway
                                                      Schaumberg, IL 60173
                                                      (Contractor)

                                             (19)     JMW Sales Co. Inc.
                                                      10 West End Road
                                                      Totowa, NJ 07512
                                                      (Contractor)

                                             (20)     Greensboro Apparel
                                                      County Road 28
                                                      Greensboro, AL 36744
                                                      (Contractor)

                                             (21)     North River Apparel
                                                      100 Box Factory Road
                                                      Berry, AL 35546
                                                      (Contractor)

                                             (22)     Heritage Sportswear
                                                      505 Manning Street
                                                      Marion, SC 29571
                                                      (Contractor)

                                             (23)     Iris Apparel
                                                      4920 Jamestown Road
                                                      Clarkrange, TN 38553
                                                      (Contractor)

                                             (24)     Intex Corporation
                                                      1031 Summit Avenue
                                                      Greensboro, NC 27405
                                                      (Contractor)

                                             (25)     Key Buffalo
                                                      Airport Road
                                                      Buffalo, MO 65622
                                                      (Contractor)

                                             (26)     Embroidery Plus
                                                      P.O. Box 370
                                                      Lena, MS 39094
                                                      (Contractor)

                                             (27)     Quality Apparel
                                                      1196 Cedar Fork Road
                                                      P.O. Box 213
                                                      Tazwell, TN 37879
                                                      (Contractor)

                                             (28)     Quaker Boy
                                                      20 Russell Road
                                                      Bradford, PA 16701
                                                      (Contractor)

                                             (29)     Royal Park
                                                      14139 Highway 86 South
                                                      Prospect Hill, NC 27314
                                                      (Contractor)

                                             (30)     Royal Park
                                                      11010 NW 30th St., Suite 106
                                                      Miami, FL 33152
                                                      (Contractor)

                                             (31)     Virginia Garment
                                                      P.O. Box 23050
                                                      Richmond, VA 23223
                                                      (Contractor)

                                             (32)     Wrightenberry Mills
                                                      910 Cleveland Avenue
                                                      Burlington, NC 27217
                                                      (Contractor)

                                             (33)     Triad Packaging & Distribution
                                                      4965 Indiana Avenue
                                                      Winston-Salem, NC 27103
                                                      (Contractor)

                                             (34)     Quality Embroidery
                                                      61 Biesecker Road
                                                      P.O. Box 575
                                                      Lexington, NC 27293
                                                      (Contractor)

                                             (35)     Factory Screenworks
                                                      #3 Charles Road
                                                      P.O. Box 2424
                                                      King, NC 27021
                                                      (Contractor)

                                             (36)     The Shirt Factory
                                                      56 Kendall Pond Road
                                                      Derry, New Hampshire 03038
                                                      (Contractor)

Cross Creek Apparel, LLC                     (1)      Highway 52 South
                                                      Mt. Airy, NC 27030

                                             (2)      Riverside Drive
                                                      Mt. Airy, NC
                                                      (Cloth Plant/CC Knitting)

                                             (3)      2920 Highway 86 North
                                                      Suite B
                                                      Yanceyville, NC
                                                      (Leased Office)

                                             (4)      Bray Warehouse
                                                      372 Old Highway 52 South
                                                      Mt. Airy, NC
                                                      (Leased Warehouse)

                                             (5)      Gold Leaf Warehouse
                                                      301 Old Highway 52 South
                                                      Mt. Airy, NC
                                                      (Leased Warehouse)

                                             (6)      Big Holly Warehouse
                                                      525 Holly Springs Road
                                                      Mt. Airy, NC
                                                      (Leased Warehouse)

DeSoto Mills, Inc.                           (1)      1493 County Road 609
                                                      Fort Payne, AL 35967

                                             (2)      Sandy Valley Road
                                                      Ft. Payne, AL 35967
                                                      (Dyeing/Finishing/Warehouse)

Russell Financial Services, Inc.             None

Cross Creek Holdings, Inc.                   None

Russell Asset Management, Inc.               None

RINTEL Properties, Inc.                      None

                                                                      Schedule 6

                        COPYRIGHTS AND COPYRIGHT LICENSES

RUSSELL CORPORATION - U.S. COPYRIGHTS

----------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                     REGISTRATION NO.        ISSUE DATE
----------------------------------------------------------------------------------------------------------------------
Russell Athletic Team Specialist Catalog/1979                   TX-152-984              12/5/1978
----------------------------------------------------------------------------------------------------------------------
The Little T Shirt that Made Good                               TX-1-417-069            8/28/1984
----------------------------------------------------------------------------------------------------------------------
Russell Athletic R Logo                                         200-F-0154              9/25/2000
----------------------------------------------------------------------------------------------------------------------

CROSS CREEK APPAREL, LLC - U.S. COPYRIGHTS

----------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                     REGISTRATION NO.        ISSUE DATE
----------------------------------------------------------------------------------------------------------------------
Cross Creek Bogey Man (embroidery                               VA-639-939              5/31/1994
design on shirt)
----------------------------------------------------------------------------------------------------------------------

                           PATENTS AND PATENT LICENSES

RUSSELL CORPORATION - U.S. PATENT APPLICATIONS

----------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                  APPLICATION NO.                     DATE FILED
----------------------------------------------------------------------------------------------------------------------
Garment Portion Processing Assembly          09/620,052                          7/20/2000
----------------------------------------------------------------------------------------------------------------------
Bale Processing Assembly                     09/620,795                          7/21/2000
----------------------------------------------------------------------------------------------------------------------
Improved Dye Machine Festooner               09/501,389                           2/9/2000
----------------------------------------------------------------------------------------------------------------------
Pebble Fabric                                09/835,902                          4/16/2001
----------------------------------------------------------------------------------------------------------------------

RUSSELL CORPORATION - U.S. PATENT REGISTRATIONS

----------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                  APPLICATION NO.                     DATE FILED
----------------------------------------------------------------------------------------------------------------------
Method for Inspecting, Detecting and         4,864,150                        9/5/1989
Distinguishing Sides of Fabrics
----------------------------------------------------------------------------------------------------------------------
Method and Apparatus for Sensing the         4,799,613                        1/24/1989
Preferred Side of Garment Portions
----------------------------------------------------------------------------------------------------------------------
Automatic Garment Portion Loader             4,693,460                        9/15/1987
----------------------------------------------------------------------------------------------------------------------
Automatic Garment Portion Loader             4,633,604                        1/6/1987
----------------------------------------------------------------------------------------------------------------------

                        TRADEMARKS AND TRADEMARK LICENSES

                                   TRADEMARKS

I.       Russell Corporation Registrations


---------------------------------------------------------------------------------------------------------------------------------
JURISDICTION                           MARKS                                          CLASS             REG DATE        REG NO.
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus                                                          25             01/17/1978       1082718
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus and design                                               25             06/24/1997       2074559
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus Athletic and design                                      25             09/10/1996       1999602
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus Athletic and design                                      25             05/28/1996       1976957
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus Athletic                                                 25             05/28/1996       1976958
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus Athletic and design                                      25             07/23/1991       1651552
---------------------------------------------------------------------------------------------------------------------------------
USA                     Sport by Discus Athletic and design                             25             11/18/1997       2114356
---------------------------------------------------------------------------------------------------------------------------------
USA                     Sport by Discus Athletic                                        25             11/04/1997       2110858
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus Classic Athletic                                         25             03/09/1999       2230217
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus Sport and design                                         25             10/12/1999       2285724
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus Sport                                                    25             12/08/1998       2209372
---------------------------------------------------------------------------------------------------------------------------------
USA                     Discus Thrower design                                           25             02/18/1997       2039121
---------------------------------------------------------------------------------------------------------------------------------

II.      Russell Corporation Applications and Unregistered Names

Russell Corp.
Russell Corporation
Russell Mills
Russell Fabrics

III.     Cross Creek Apparel, LLC Registrations


---------------------------------------------------------------------------------------------------------------------------------
JURISDICTION                           MARKS                                          CLASS             REG DATE        REG NO.
---------------------------------------------------------------------------------------------------------------------------------
USA                      Quality Mills and design                                       25             05/31/1983       1240419
---------------------------------------------------------------------------------------------------------------------------------
USA                      Recherche                                                      42             08/09/1983       1,247,738
---------------------------------------------------------------------------------------------------------------------------------

IV.      Cross Creek Apparel, LLC Applications and Unregistered Names

None

V.       DeSoto Mills, Inc., Registrations

None

VI.      DeSoto Mills, Inc., Applications and Unregistered Names

DeSoto Mills

VII.     Cross Creek Holdings, Inc., Registrations

None

VIII.    Cross Creek Holdings, Inc., Applications and Unregistered Names

None

IX.      Russell Financial Services, Inc., Registrations

None

X.       Russell Financial Services, Inc., Applications and Unregistered Names

None

XI.      Russell Asset Management, Inc. Registrations


---------------------------------------------------------------------------------------------------------------------------------
JURISDICTION                           MARKS                                          CLASS             REG DATE        REG NO.
---------------------------------------------------------------------------------------------------------------------------------
USA                     4C - design                                                     25             12/29/1998       2,213,930
---------------------------------------------------------------------------------------------------------------------------------
USA                     Athletic Club                                                   25             01/07/1997       2028087
---------------------------------------------------------------------------------------------------------------------------------
USA                     Bargain Bag                                                     25             06/20/1995       1900754
---------------------------------------------------------------------------------------------------------------------------------
USA                     Big Foot and Design                                             25             07/10/1990       1605660
---------------------------------------------------------------------------------------------------------------------------------
USA                     Bridgeport                                                      25             12/03/1991       1667205
---------------------------------------------------------------------------------------------------------------------------------
USA                     Built to Last                                                   25             08/01/1989       1550238
---------------------------------------------------------------------------------------------------------------------------------
USA                     Camp Creek                                                      25             10/26/1999       2289321
---------------------------------------------------------------------------------------------------------------------------------
USA                     Castle Design                                                   25             04/19/1994       1831412
---------------------------------------------------------------------------------------------------------------------------------
USA                     Concentric Circles and Double Ovals Design                      25             03/09/1993       1756943
---------------------------------------------------------------------------------------------------------------------------------
USA                     Country Cottons                                                 24             09/17/1985       1360689
---------------------------------------------------------------------------------------------------------------------------------
USA                     Cross Creek & ('bogey man') design                              25             04/22/1997       2,054,178
---------------------------------------------------------------------------------------------------------------------------------
USA                     Cross Creek & ('bogey man') design                              25             04/22/1997       2,054,179
---------------------------------------------------------------------------------------------------------------------------------
USA                     Cross Creek                                                     25             10/07/1975       1022095
---------------------------------------------------------------------------------------------------------------------------------
USA                     DD and design (Four Old Time Football                           25             08/20/1991       1654384
                        Players design)
---------------------------------------------------------------------------------------------------------------------------------
USA                     DeSoto Outdoors and Design                                      25             01/19/1993       1747193
---------------------------------------------------------------------------------------------------------------------------------
USA                     Desoto Player's Club                                            25             01/02/1990       1575150
---------------------------------------------------------------------------------------------------------------------------------
USA                     Desoto Player's Club and design (old time                       25             07/30/1996       1,989,417
                        football players w/words)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  JURISDICTION                                   MARK                                 CLASS              REG DATE          REG NO.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
USA                     Focus Design                                                      25           06/13/1989       1543669
---------------------------------------------------------------------------------------------------------------------------------
USA                     Get Tough                                                    18 & 25           04/22/1997       2,055,798
---------------------------------------------------------------------------------------------------------------------------------
USA                     Get Tough R Russell Athletic                                 18 & 25           02/04/1997       2,035,968
---------------------------------------------------------------------------------------------------------------------------------
USA                     Golf is War Do Battle in Cross Creek and                          25           09/22/1998       2,190,594
                        design
---------------------------------------------------------------------------------------------------------------------------------
USA                     High Cotton (stylized)                                            25           04/24/1990       1593129
---------------------------------------------------------------------------------------------------------------------------------
USA                     Huntley of York                                                   25          11/15/1977       1077467
---------------------------------------------------------------------------------------------------------------------------------
USA                     Jerzees                                                           25           02/22/2000       2322101
---------------------------------------------------------------------------------------------------------------------------------
USA                     Jerzees                                                           25           04/14/1992       1683032
---------------------------------------------------------------------------------------------------------------------------------
USA                     Jerzees Activewear Z and design                                   25           07/04/2000       2363671
---------------------------------------------------------------------------------------------------------------------------------
USA                     Jerzees logo                                                      25           05/29/1984       1280293
---------------------------------------------------------------------------------------------------------------------------------
USA                     Jerzees Cotton Sweats                                             25           06/23/1992       1696178
---------------------------------------------------------------------------------------------------------------------------------
USA                     Jerzees World Class and design                                    25           07/02/1996       1983435
---------------------------------------------------------------------------------------------------------------------------------
USA                     Lady Player                                                       25           03/15/1994       1826428
---------------------------------------------------------------------------------------------------------------------------------
USA                     Design - four men in top hats                                     25           01/30/1990       1580207
---------------------------------------------------------------------------------------------------------------------------------
USA                     Participant                                                       25           05/11/1999       2,245,153
---------------------------------------------------------------------------------------------------------------------------------
USA                     Performance Cushion                                               25           02/28/1995       1880688
---------------------------------------------------------------------------------------------------------------------------------
USA                     Performance Club                                                  25           06/06/1995       1897592
---------------------------------------------------------------------------------------------------------------------------------
USA                     Player's Pride                                                    25           01/03/1995       1871967
---------------------------------------------------------------------------------------------------------------------------------
USA                     Player's Performance                                              25           03/01/1994       1824475
---------------------------------------------------------------------------------------------------------------------------------
USA                     Pro Cotton                                                        25           05/23/1989       1540603
---------------------------------------------------------------------------------------------------------------------------------
USA                     Qualitized                                                        25           07/24/1962       734966
---------------------------------------------------------------------------------------------------------------------------------
USA                     R logo                                                            25           12/02/1997       2118119
---------------------------------------------------------------------------------------------------------------------------------
USA                     R logo                                                            25           10/29/1974       996847
---------------------------------------------------------------------------------------------------------------------------------
USA                     R logo                                                            25           11/05/1974       997505
---------------------------------------------------------------------------------------------------------------------------------
USA                     R logo                                                            24           12/09/1975       1026794
---------------------------------------------------------------------------------------------------------------------------------
USA                     R Russell Athletic (and design)                                   25           12/09/1997       2120076
---------------------------------------------------------------------------------------------------------------------------------
USA                     R Russell Athletic/High Cotton                                    25           10/28/1986       1415076
---------------------------------------------------------------------------------------------------------------------------------
USA                     R Russell Athletic                                           18 & 25           11/07/1995       1932436
---------------------------------------------------------------------------------------------------------------------------------
USA                     Red Eagle Trading Co.                                             25           08/14/2001       2477855
---------------------------------------------------------------------------------------------------------------------------------
USA                     Red Eagle Trading Co. By Jerzees and design                       25           09/04/2001       2484965
---------------------------------------------------------------------------------------------------------------------------------
USA                     Russell National & design                                         25           08/27/1985       1356767
---------------------------------------------------------------------------------------------------------------------------------
USA                     Softwick                                                          24           07/10/2001       2467822
---------------------------------------------------------------------------------------------------------------------------------
USA                     Super Sweats                                                      25           06/23/1981       1158184
---------------------------------------------------------------------------------------------------------------------------------
USA                     The Exceptional Shirt                                             25           05/01/1984       1276266
---------------------------------------------------------------------------------------------------------------------------------
USA                     The Experience Shows                                              25           09/08/1992       1713836
---------------------------------------------------------------------------------------------------------------------------------
USA                     The Golfer and Design                                             25           06/21/1988       1493214
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
USA                     The Worker and Design                                              25          01/26/1993       1748611
---------------------------------------------------------------------------------------------------------------------------------
USA                     Three Rivers                                                       25          09/17/1996       2001576
---------------------------------------------------------------------------------------------------------------------------------
USA                     TOURTECH                                                           25          08/11/1998       2,180,235
---------------------------------------------------------------------------------------------------------------------------------
USA                     Tweed Fleece                                                       25          12/07/1999       1199072
---------------------------------------------------------------------------------------------------------------------------------
USA                     YorkTown                                                           25          08/11/1964       775016
---------------------------------------------------------------------------------------------------------------------------------
USA                     Z CLASS                                                            25          11/06/2001       2504093
---------------------------------------------------------------------------------------------------------------------------------
USA                     ZT                                                                 25          12/05/2000       2411447
---------------------------------------------------------------------------------------------------------------------------------
USA                     ZT and design                                                      25          08/07/2001       2475783
---------------------------------------------------------------------------------------------------------------------------------

XII.     Russell Asset Management, Inc. Applications and Unregistered Names

---------------------------------------------------------------------------------------------------------------------------------
Jurisdiction                         Marks                                            Class            Date Filed       Serial No.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
USA                     R logo                                                          25             02/27/2001        76216732
---------------------------------------------------------------------------------------------------------------------------------
USA                     C C design                                                      25             07/21/2000        76093889
---------------------------------------------------------------------------------------------------------------------------------
USA                     HERCUFIBRE                                                      24             05/25/2001        76263343
---------------------------------------------------------------------------------------------------------------------------------
USA                     JERZEES rectangle design                                        25             10/16/01          76325996
---------------------------------------------------------------------------------------------------------------------------------
USA                     Jerzees CaZuals and design                                      25             08/28/2000        76118145
---------------------------------------------------------------------------------------------------------------------------------
USA                     JERZEES OUTDOORS                                                25             07/21/2000        76093890
---------------------------------------------------------------------------------------------------------------------------------
USA                     Performance Pique                                               25             06/05/2001        76266784
---------------------------------------------------------------------------------------------------------------------------------
USA                     RUSSELL                                                         25             08/18/2000        76112386
---------------------------------------------------------------------------------------------------------------------------------
USA                     Russell Athletic                                              25, 28            02/27/2001       76/216841
---------------------------------------------------------------------------------------------------------------------------------
USA                     The Radiator                                                    25             10/16/2000       76/148492
---------------------------------------------------------------------------------------------------------------------------------
USA                     Storm Power                                                     25             10/29/2001       76/330765
---------------------------------------------------------------------------------------------------------------------------------
USA                     Stretch Power                                                    25             10/29/2001       76/330789
---------------------------------------------------------------------------------------------------------------------------------
USA                     TRANSFORMX                                                       25             08/17/2001       76301400
---------------------------------------------------------------------------------------------------------------------------------
USA                     Z and Diamond design                                             35             02/16/2001       76214510
---------------------------------------------------------------------------------------------------------------------------------
USA                     Z and Diamond design                                             25             02/16/2001       76214511
---------------------------------------------------------------------------------------------------------------------------------

XIII.    RINTEL Properties, Inc. Registrations

None

XIV.     RINTEL Properties, Inc., Applications and Unregistered Names

None

                               TRADEMARK LICENSES

LICENSES WHERE A GRANTOR IS LICENSOR:

AB COMPETITION AGREEMENT
BRILLIANCE ELEMENT LICENSE AGREEMENT
D'LIGHT NV AGREEMENT
ESSENCE GMBH AGREEMENT
HIDARY LICENSE AGREEMENT
KEN TRADE SRL AGREEMENT
MINT APPAREL LIMITED AGREEMENT
SIBNERHEGNER LIMITED LICENSE AGREEMENT
TWINS A/S AGREEMENT
UNIVERSAL-EXES OY AGREEMENT
WRIGHT'S KNITWEAR LICENSE AGREEMENT
RINTEL PROPERTIES, INC. AGREEMENT (Russell Asset Management, Inc. licenses to RINTEL Properties, Inc.)
RINTEL PROPERTIES, INC. AGREEMENTS (RINTEL Properties, Inc. sublicenses to Russell Corporation, DeSoto Mills, Inc. and Cross Creek Apparel, LLC)

LICENSES WHERE A GRANTOR IS LICENSEE:

RINTEL PROPERTIES, INC. AGREEMENTS (RINTEL Properties, Inc. sublicenses to Russell Corporation, DeSoto Mills, Inc. and Cross Creek Apparel, LLC) AFL LICENSE AGREEMENT
BASS LICENSE & SPONSORSHIP AGREEMENT
CHARTER FABRICS LICENSE
CROSSBOW PRIVATE LABEL MERCHANDISE AGREEMENT
FAB-CON MACHINERY DEVELOPMENT CORP.
HAAS OUTDOORS, INC. MOSSY OAK LICENSE AGREEMENT
MAJOR LEAGUE BASEBALL PROPERTIES, INC.
MAJOR LEAGUE BASEBALL PLAYERS ASSOCIATION, INC.
MALDEN MILLS LICENSE AGREEMENT
MINOR LEAGUE BASEBALL ON-FIELD LICENSE AGREEMENT
TUBULAR TEXTILE, LLC
WOODWAY USA, INC. LICENSE AGREEMENT
AIR FORCE UNIVERSITY
AKRON, U/
ALABAMA, U/
ALABAMA - HUNTSVILLE, U/
AMERICAN UNIVERSITY
APPALACHIAN STATE
ARIZONA, U/
ARIZONA STATE UNIVERSITY
ARKANSAS, U/
ARKANSAS, U/ - PINE BLUFF
ARMY - US MILITARY ACADEMY
AUBURN UNIVERSITY
BAYLOR UNIVERSITY
BOISE STATE UNIVERSITY

BOSTON COLLEGE
BOSTON UNIVERSITY
BOWLING GREEN STATE UNIV.
BRADLEY UNIVERSITY
BRIGHAM YOUNG
BUTLER UNIVERSITY
CALIFORNIA- BERKELEY, U/
CALIFORNIA - DAVIS, U/
CALIFORNIA - LOS ANGELES, U/
CALIFORNIA-SANTA BARBARA, U/
CAL STATE CHICAGO
CAL STATE FULLERTON

CAL STATE NORTHRIDGE
CAL STATE SACRAMENTO
CAL STATE SAN MARCOS
CALIFORNIA U-PENNSYLVANIA
CANISIUS COLLEGE
CENTRAL FLORIDA
CENTRAL MICHIGAN UNIV.
CENTRAL MISSOURI ST UNIV.
CENTRAL WASHINGTON
CINCINNATI, U/
CITADEL UNIVERSITY
CLARION
CLEMSON UNIVERSITY
COLGATE UNIVERSITY
COLLEGE OF CHARLESTON
COLORADO SCHOOL OF MINES
COLORADO STATE
COLORADO, U/
COLUMBIA UNIVERSITY
CONNECTICUT, U/
CORNELL UNIVERSITY
CREIGHTON UNIVERSITY
DAYTON, U/
DENISON UNIVERSITY
DETROIT MERCY, U/
DRAKE UNIVERSITY
DREXEL UNIVERSITY
DUKE UNIVERSITY
EAST CAROLINA UNIVERSITY
EAST TENNESSEE ST UNIV.
EASTERN KENTUCKY UNIV.
EMPORIA STATE UNIVERSITY
EVANSVILLE, U/
FAIRLEIGH DICKINSON UNIV.
FERRIS STATE UNIVERSITY
FLORIDA, U/
FLORIDA A&M
FLORIDA ATLANTIC UNIVERSITY
FLORIDA STATE UNIVERSITY
FORT HAYS STATE UNIVERSITY
FRESNO STATE UNIVERSITY
GEORGE MASON UNIVERSITY
GEORGIA , U/
GEORGIA STATE UNIVERSITY
GEORGIA TECH


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

HARTFORD, U/
HOFSTRA UNIVERSITY
HOUSTON UNIVERSITY
IDAHO, U/
IDAHO STATE UNIVERSITY
ILLINOIS , U/
ILLINOIS STATE UNIVERSITY
INDIANA STATE UNIVERSITY
INDIANA UNIV-PENNSYLVANIA
IOWA STATE UNIVERSITY
 JACKSONVILLE ST UNIV.
JAMES MADISON UNIVERSITY
KANSAS, U/
KANSAS STATE UNIVERSITY
KENTUCKY, U/
KENT STATE
LAMAR UNIVERSITY
LINCOLN UNIVERSITY
LOUISIANA-LAFAYETTE, U/
 LOUISIANA ST UNIV.
LOYOLA UNIVERSITY CHICAGO
MAINE, U/
MARSHALL U/ MARSHALL GRAD
MARYLAND, U/
MASSACHUSETTS - AMHERST, U/
MEMPHIS, U/
MERCER UNIVERSITY
MIAMI, U/
MIAMI UNIVERSITY - OHIO
MICHIGAN, U/
MICHIGAN STATE UNIVERSITY
MIDDLE TENNESSEE ST UNIV.
MINNESOTA STATE U- MANKATO
MISSISSIPPI, U/
MISSISSIPPI STATE UNIVERSITY
MISSOURI, U/
MISSOURI -KANSAS CITY, U/
MONTANA , U/
MONTANA STATE UNIVERSITY
MOREHEAD STATE UNIVERSITY
 U.S. NAVAL ACADEMY
NEBRASKA, U/
NEVADA, U/
NEVADA LAS VEGAS (UNLV)
NEW HAMPSHIRE, U/
NEW MEXICO, U/


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

NEW MEXICO ST UNIV.
NEW ORLEANS, U/
NEW YORK UNIV
NIAGRA UNIVERSITY
NORFOLK STATE UNIVERSITY
NORTH CAROLINA(UNC) CH. HILL
NO. CAROLINA- GREENSBORO
NORTH CAROLINA CENTRAL
NORTH CAROLINA CHARLOTTE
NO. CAROLINA ST. UNIV.
NO. CAROLINA- WILMINGTON
NORTH DAKOTA, U/
NORTH FLORIDA, U/
NORTHERN ARIZONA
NORTHERN ILLINOIS UNIV.
NORTHERN IOWA, U/
NOTRE DAME
OHIO UNIVERSITY
OKLAHOMA, U/
OKLAHOMA STATE UNIVERSITY
OLD DOMINION UNIVERSITY
ORAL ROBERTS UNIVERSITY
U/ OREGON
ORERGON STATE UNIVERSITY
PACIFIC, U/
PENNSYLVANIA, U/
PENN STATE UNIVERSITY
PITTSBURGH, U/
PORTLAND STATE UNIVERSITY
PRAIRIE VIEW A&M UNIVERSITY
PURDUE UNIVERSITY
RHODE ISLAND, U/
RICE UNIVERSITY
RUTGERS U/, NEW BRUNSWICK
SAINT LOUIS  UNIVERSITY
SAN DIEGO, U/
SAN DIEGO STATE UNIVERSITY
SAN JOSE STATE UNIVERSITY
SANTA CLARA UNIVERSITY
SLIPPERY ROCK-PENN, U/
SOUTH ALABAMA, U/
SOUTH CAROLINA, U/
SOUTH FLORIDA, U/
SOUTHEAST MISSOURI ST UNIV
SOUTHERN CONNECTICUT STATE
SOUTHERN ILLINOIS UNIV.


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

SOUTHERN METHODIST UNIV
SOUTHERN MISSISSIPPI, U/
ST. CLOUD STATE
ST. JOHN'S UNIVERSITY
STANFORD UNIVERSITY
SUNY AT ALBANY
SUNY BUFFALO-BUFFALO MED
SYRACUSE UNIVERSITY
TENNESSEE, U/
TENNESSEE, MARTIN U/
TENNESSEE, CHATTANOOGA U/
TENNESSEE, MEMPHIS U/
TENNESSEE STATE UNIVERSITY
TENNESSEE TECH UNIVERSITY
TEXAS, U/
TEXAS A&M UNIVERSITY
TEXAS CHRISTIAN UNIVERSITY
TEXAS TECH UNIVERSITY
TEXAS SOUTHERN UNIVERSITY
TOLEDO, U/
UTAH STATE UNIVERSITY
UTAH, U/
VALPARAISO UNIVERSITY
VANDERBILT  UNIVERSITY
VILLANOVA
VIRGINIA, U/
VIRGINIA COMMONWEALTH UNI.
VIRGINIA STATE UNIVERSITY
WAKE FOREST UNIVERSITY
WASHINGTON, U/
WASHINGTON UNIV.-ST LOUIS
WASHINGTON STATE UNIV.
WAYNE STATE UNIVERSITY
WEBER STATE UNIVERSITY
WESTERN ILLINOIS UNIV.
WESTERN KENTUCKY UNIV.
WISCONSIN, U/
WISCONSIN, U/ - MILWAUKEE
WISCONSIN, U/ - PLATTEVILLE
WISCONSIN, U/ - RIVER FALLS
WISCONSIN, U/ - STEVENS POINT
WISCONSIN, U/ - STOUT
WISCONSIN, U/ - WHITEWATER
WOFFORD COLLEGE

WRIGHT STATE UNIVERSITY
WYOMING, U/
YOUNGSTOWN STATE UNIV.

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

         ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the "Additional Grantor"), in favor of WACHOVIA BANK, N.A., as collateral agent (in such capacity, the "Collateral Agent") for the banks and other financial institutions or entities (the "Secured Parties") parties to the Intercreditor Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Intercreditor Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Secured Parties and the Collateral Agent have entered into a Intercreditor Agreement, dated as of December 14, 2001 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement");

         WHEREAS, in connection with the Intercreditor Agreement and the Transaction Documents (as defined in the Guarantee and Collateral Agreement), the Company and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of December 14, 2001 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Collateral Agent for the benefit of the Secured Parties;

         WHEREAS, Section 5.9(c) of the Guarantee and Collateral Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.


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

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                                     [ADDITIONAL GRANTOR]



                                                 By:___________________________
                                                     Name:
                                                     Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement

                            Supplement to Schedule 1

                            Supplement to Schedule 2

                            Supplement to Schedule 3

                            Supplement to Schedule 4

                            Supplement to Schedule 5

                            Supplement to Schedule 6


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